November 6, 2015 Second quarter FY16 earnings presentation Bristow Group Inc. Exhibit 99.1

Second quarter FY16 earnings call agenda Introduction CEO remarks and safety review Operational highlights Current and future financial performance Closing remarks Questions and answers Linda McNeill, Director Investor Relations Jonathan Baliff, President and CEO Jeremy Akel, SVP and COO L. Don Miller, SVP and CFO Jonathan Baliff, President and CEO

Forward-looking statements Statements contained in this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts, cost reduction initiatives, capex deferral, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Risks and uncertainties include, without limitation: fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients and suppliers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2015 and annual report on Form 10-K for the fiscal year ended March 31, 2015. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

CEO remarks and safety review Jonathan Baliff, President and CEO

Q2 FY16 operational safety review AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth TRIR beginning in FY15 includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees Accident investigation involving 5N-BGD in Nigeria is ongoing As part of Target Zero, Bristow expends significant effort and resources to learn from accidents and incidents YTD Q2 FY16 Total Recordable Injury Rate of 0.30 Bristow is benefitting from the increased industry use of leading safety indicators Total Recordable Injury Rate2 (TRIR) per 200,000 man hours (cumulative) Air Accident Rate1 (AAR) per 100,000 flight hours (fiscal year)

Bristow sees continued market headwinds but is successfully responding We continue to expect this “lower for longer” oil price environment to persist through 2017 Forecast helicopter demand continues to trend lower due to project delays and deferred offshore infrastructure OEMs shifting production capacity away from oil and gas due to excess supply but helicopter overhang will persist Clients’ procurement decisions are increasingly based on price leading to current consolidated LACE rates rolling back to Q2 FY14 levels

Bristow’s multi-faceted response is yielding success in FY16 Reinforced our liquidity position with ~$100 million in near term capex deferrals, $200 million term loan and revised debt covenants Implementing restructuring measures to lower our costs; ~20% of $150 million of announced cost reductions in FY16 have been realized with remainder underway Despite the negative FX impact, operational results and cash flows improved during the current quarter due to the realization of cost reductions and benefits of diversification strategy Bristow is now well-positioned to compete during the downturn, complete U.K. SAR implementation, satisfy our financial commitments and prepare for the eventual upturn

Operational highlights Jeremy Akel, SVP and COO

Europe Caspian



Operating revenue and adjusted EBITDAR margin
$ in millions
$250
$200
$150
$100
$50
$0
$211
$207
$204
$207
33.5%
32.5%
32.0%
32.5%
Q2 FY15
Q2 FY16
Q1 FY16
Q2 FY16



Norway
United Kingdom
Turkmenistan
Falkland Islands

- Three year contract for one LACE with new client in Norway commencing Q4 FY16; three year contract for one LACE with a new client in UK commenced Q2 FY16
- Eastern generated $32.9 million of revenue and $7.8 million of EBITDAR in Q2 FY16
- FY16 adjusted EBITDAR margin for Europe Caspian expected to remain ~ **mid to high thirties**

Bristow

Eastern airways

airline of the year 2014/15 an eragold award

TARGET ZERO

9

UK SAR update UK SAR start up almost complete with two additional bases beginning service: Lydd began operations August 14 and St. Athan began operations October 4 Two additional bases expected to begin contract operations during Q4 FY16, bringing the total number of bases online to nine in FY16 (including GAP SAR) Tenth and final base expected to begin operations in Q1 FY18 *LACE count based on aircraft types specified in original contract *

Africa Fixed wing services with two Eastern aircraft to commence in Q3 FY16 Secured contract extensions with major clients FY16 adjusted EBITDAR margin for Africa expected to remain ~ low thirties Nigeria Egypt Tanzania Operating revenue and adjusted EBITDAR margin $ in millions

Recent award of one year contract for one and a half LACE in Guyana commencing Q4 FY16 The negative effect of Líder FX decreased Q2 FY16 adjusted EBITDAR by $19.9 million FY16 expected adjusted EBITDAR margin lowered to ~ low to mid thirties Americas United States Canada Brazil Trinidad Operating revenue and adjusted EBITDAR margin $ in millions

Líder * Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix Líder adjusted EBITDAR* Absolute BVA contribution to Bristow from Líder was $2 million* in Q2 FY16 Adjusted debt to TTM adjusted EBITDAR increased to 3.8x as of September 30, 2015 from 3.2x as of September 30, 2014 Activity levels under pressure as Petrobras reevaluates recent tender results Líder pursuing cost and capital reductions similar to Bristow

Asia Pacific Supported a key client on a short-term contract in a new country Airnorth generated $21.6 million of revenue and $4.9 million of EBITDAR in Q2 FY16 FY16 adjusted EBITDAR margin for Asia Pacific expected to remain ~ mid twenties Russia Australia Malaysia Operating revenue and adjusted EBITDAR margin $ in millions

Current financial performance and guidance for the future L. Don Miller, SVP and CFO

FY16 initiatives progressing to support Bristow's competiveness and financial strength

Capex deferrals

Expected deferral of ~$100 million of aircraft capex out of FY16 with additional deferrals under negotiation:

- Expected aircraft capex of ~$100 million per year for the next two years, and ~$50 million per year thereafter
- Modern fleet requires less renewal capex

Opex reductions

Significant progress on previously announced cost savings:

- ~20% of $150 million savings has been realized with the remainder on target for FY16; savings are composed of:
  - ~40% workforce reductions
  - ~40% other direct cost
  - ~20% G&A and other
- Measures in place to achieve remaining reductions

Enhanced liquidity

New $200 million term loan:

- Provides additional liquidity cushion for extended downturn
- Proceeds, used initially to pay down revolver, will be to fund capex, working capital and other corporate purposes
- Amended bank debt covenants provide additional financial flexibility

Bristow

TARGET ZERO

16

Q2 FY16 highlights Decrease in operating revenue and adjusted EBITDAR* of $419 million and $93 million, respectively, due to negative effect of FX partially offset by cost cutting The negative effect of foreign exchange decreased adjusted EBITDAR during the current quarter by $30 million and adjusted EBITDAR margin by 680 bps Q2 FY16 adjusted EPS of $0.04 (net of $0.62 of negative FX) * Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended September 30, 2015. Operating revenue and adjusted EBITDAR margin $ in millions

Financial highlights: Adjusted EBITDAR and adjusted EPS summary year-over-year Q2 FY15 to Q2 FY16 adjusted EPS bridge Q2 FY15 to Q2 FY16 adjusted EBITDAR bridge (in millions) Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended September 30, 2015.

28% depreciation Significant weakening of BRL during Q2 FY16 Líder is accounted for under the equity method of accounting. We record our share (~42.5%) of their after-tax net income and are affected by FX including: Transactional gains and losses on USD denominated transactions in Brazil U.S. GAAP accounting treatment (mark-to-market of an embedded derivative in Líder’s contracts) Recently 2/3 of our total adverse FX impact has come from the accounting for this investment

LACE and LACE rate FY16 average LACE guidance range reaffirmed at 165-175 and average LACE rate guidance range reaffirmed at $8.00 - $9.00 million *See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue.

Bristow Value Added (BVA) drives Gross Cash Flow (GCF) performance Notes: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow. GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets). Refer to the appendix for additional details.

Cash flow and liquidity $ in millions Net cash provided by operating activities1 Total liquidity2 $ in millions See 10-Q for more information on cash flow provided by operating activities At period end 402 415 530 370 315 231 267 232 253

FY16 guidance revised FY16 adjusted EPS guidance range is lowered to $1.80 - $2.40, excluding special items and gains/loss on aircraft sales. FY16 guidance includes: * Assuming FY16 revenue earned in same regions and same mix as in FY15. Tax rate applicable to pre tax income in the remaining 6 months of FY16.

Bristow is committed to maintaining our financial strength and strategic flexibility in this downturn We continue to proactively invest in safety with the industry by supporting HeliOffshore’s HUMS best practice manual Our second quarter FY16 results were positive, despite the foreign exchange headwinds and non-recurring items Despite the challenging environment, Bristow’s response makes us more competitive with increased financial strength to satisfy our commitments and prepare for the eventual upturn Business line diversification in fixed wing and U.K. SAR provides long term stability to cash flows and earnings accretion

We are Bristow

Appendix

Organizational chart - as of September 30, 2015 Business Unit (% of current period operating revenue) Corporate Region ( # of aircraft ) Joint Venture (# of aircraft) Key Operated Aircraft Bristow owned and/or operated 359 aircraft as of September 30, 2015 Affiliated Aircraft Bristow affiliates and joint ventures operated 129 aircraft as of September 30, 2015 * Includes corporate and other Bristow Europe Caspian 48% Africa 16% Americas 18% Asia Pacific 17% BRS Academy 1%* U.K. – 85 Norway – 22 Nigeria – 50 U.S. GoM – 39 Canada – 8 Australia – 40 Brazil – 7 Egypt – 0 Russia – 7 Tanzania – 1 Trinidad – 10 Turkmenistan – 1 Florida – 53 Louisiana – 13 U.K. – 2 Líder – 84 PAS – 45 Guyana – 1 Falklands – 3 Other – 16 South Korea – 1

Aircraft fleet – medium and large as of September 30, 2015 Next Generation Aircraft Mature Aircraft Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$1.7 billion Medium capacity 12-15 passengers Large capacity 16-25 passengers

Aircraft fleet – small, training and fixed as of September 30, 2015 (continued) Mature Aircraft * LACE does not include held for sale, training helicopters and fixed wing Next Generation Aircraft Small capacity 4-7 passengers Training capacity 2-6 passengers

Operating lease strategy: lowering the cost and amount of capital needed to grow Of the 118 aircraft currently leased in our fleet, 76 are commercial (63 LACE), 26 are training and 17 fixed wing 63 LACE aircraft represent approximately 39% of our commercial fleet Our goal is for commercial fleet operating leases to account for approximately 35% of our LACE Leased aircraft as of September 30, 2015 * The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft. See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. *

Consolidated fleet changes and aircraft sales for Q2 FY16 See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. * Includes writeoffs, lease returns, and commencements * Amounts stated in millions

Held for sale and leased fleet by region as of Q2 2016 See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.

Operating revenue, LACE and LACE rate by region 4 $ in millions LACE rate is annualized $ in millions per LACE Excludes Bristow Academy, Airnorth and Eastern Airways

Historical LACE by region

Historical LACE rate by region $ in millions LACE rate is annualized

Order and options book as of September 30, 2015 17 large aircraft on order are subject to the successful development and certification of the aircraft SAR configured

Total net asset FMV with and without leased aircraft FMV NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments).

Net asset FMV reconciliation as of September 30, 2015

Adjusted EBITDAR margin* trend by region * Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

Adjusted EBITDAR* reconciliation * Adjusted EBITDAR excludes special items and asset dispositions

Bristow Value Added (BVA)
Sample calculation for Q2 FY16 and Q2 FY15

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%)**

Bristow Value Added calculation for Q2 FY16

$18.5 = $119* – ($3,829* x 2.625%)**

Bristow Value Added calculation for Q2 FY15

$26.1 = $120* – ($3,575* x 2.625%)**

*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow
TARGET ZERO
41

Bristow gross cash flow reconciliation

Bristow adjusted gross operating assets reconciliation

Líder Bristow Value Added (BVA)
Sample calculation for Q2 FY16 and Q2 FY15

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%)**

Bristow Value Added calculation for Q2 FY16

$2.0 = $8.1* – ($234* x 2.625%)**

Bristow Value Added calculation for Q2 FY15

$3.9 = $11.3* – ($279* x 2.625%)**

*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow

TARGET ZERO

44

Líder gross cash flow reconciliation

Líder adjusted gross operating assets reconciliation

Líder's adjusted EBITDAR* reconciliation * Adjusted EBITDAR excludes special items and asset dispositions

GAAP reconciliation See information about special items in 10-Q or earnings release for Q2 FY16 These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

Bristow leverage reconciliation *Adjusted EBITDAR excludes gains and losses on dispositions of assets

Líder leverage reconciliation

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us